Exhibit 99.1

For Immediate Release
For Further Information, Contact
Brian Arsenault, SVP, Investor Relations
207 761-8517

Record Quarterly Net Income at Banknorth

(First quarter earnings Conference call at 1:30 p.m. Eastern Time. Dial-in number for USA and Canada is 877-585 2577. International number is 706 679-7449. Confirmation code for both numbers is 9439275. Replay number for USA and Canada is 800 642-1687, International number is 706 645-9291. Same confirmation number as for live calls. Live webcast and webcast replay available at www.banknorth.com, Investor Relations.)

Portland, Maine, April 17, 2003 – Banknorth Group, Inc. (NYSE: BNK) today announced record quarterly net income of $81.4 million for the first quarter ended March 31, 2003, an increase of 19% over net income of $68.5 million for the first quarter of 2002. On a diluted earnings per share basis, the Company earned 51 cents for the first quarter, up 13 percent from 45 cents for the same quarter a year ago. Exclusive of special items, primarily merger-related charges, earnings in the first quarter ended March 31, 2003 were $84.3 million, or 53 cents per diluted share, as compared to $73.8 million, or 49 cents per diluted share, for the same quarter a year ago.

“Our profitable acquisition strategy combined with our ability to compete successfully in our traditional markets for loans and deposits continues to drive our earnings upward even in a challenging economy,” said William J. Ryan, Banknorth Chairman, President and Chief Executive Officer. “This year may well be the most challenging in more than a decade but we are determined to again produce solid earnings.”

Total loans at March 31, 2003 were 22 percent higher than at March 31, 2002 and 11 percent higher than at December 31, 2002, with a better than 20 percent increase in commercial business loans and leases, consumer loans and leases and commercial real estate mortgages over March 31, 2002 and double digit increases in residential mortgages and consumer loans over year-end. Exclusive of acquisitions, non-residential loans were 11 percent higher at March 31, 2003 than at March 31, 2002 and were 2 percent higher at March 31, 2003 than at December 31, 2002.

2

Total deposits at the end of the first quarter of 2003 were 24 percent higher than at the end of the first quarter a year ago and 12 percent higher than at year-end 2002. Deposit growth was strong in all categories, led by 43 percent growth in regular savings accounts, 28 percent growth in NOW and money market accounts and a 25 percent increase in noninterest bearing deposits, principally checking accounts, over March 31, 2002 balances. Exclusive of acquisitions and certificates of deposit, deposits were 11 percent higher at March 31, 2003 than at March 31, 2002 and were 2 percent higher than at December 31, 2002.

Noninterest income, principally fee income, for the quarter ended March 31, 2003, was $78.2 million, an increase of 27 percent over $61.6 million for the same quarter a year ago. Mortgage banking services, deposit services, and merchant and electronic banking income in the first quarter of 2003 showed strong increases on the banking side over the same quarter a year ago while insurance brokerage commissions and investment planning services income grew substantially on the financial services side of the Company. Trust and investment management services, where fees are closely tied to the performance of the stock market, showed a decline in income for the first quarter as compared to the same quarter a year ago.

Noninterest expense for the quarter ended March 31, 2003 increased only five percent over noninterest expense for the same quarter a year ago.

“In the face of economic uncertainty this year, we have made expense control a point of emphasis,” said Mr. Ryan. “First quarter results indicate that our efforts have had a high degree of success.”

Mr. Ryan pointed to pressure on the Company’s net interest margin as a major indication of the challenges of the current economy. The margin (net interest income on a fully tax equivalent basis divided by average interest earning assets) reflects in part the Company’s earning strength on its loans. For the quarter ended March 31, 2003, Banknorth’s net interest margin was 3.66% as compared to 4.23% for the first quarter a year ago.

The Company’s return on average assets for the first quarter of 2003 was similar to that of the same quarter a year ago, 1.32% as compared to 1.36%, but its return on average equity declined to 14.26% for the first quarter of 2003 as compared to 15.73% for the same quarter in 2002. However, on a cash basis, return on average equity was up to 24.95% for the first quarter ended March 31, 2003 as compared to 23.49% for the same quarter a year ago. (Cash basis measurements exclude the effects of intangible assets and related amortization expense, as well as special items such as merger-related charges.)

The Company’s efficiency ratio improved to 51.66% for the first quarter of 2003 as compared to 52.20% for the first quarter a year ago. (Excludes securities gains/(losses), special charges, and amortization of intangible assets.)

Book value per share at the end of the first quarter of 2003 was $15.24. Shareholders’ equity was $2.5 billion at March 31, 2003.

3

At March 31, 2003, the Company’s Tier 1 leverage capital ratio was 6.54%, its total risk based capital ratio was 11.21% and tangible equity to capital assets was 5.42%. Banknorth and its banking subsidiary, Banknorth, NA, each continues to be a “well capitalized” institution under applicable laws and regulations.

Banknorth Group, Inc., headquartered in Portland, Maine, is a $26.3 billion banking and financial services company. The Company’s banking subsidiary, Banknorth, N.A. operates banking divisions in Connecticut (Banknorth Connecticut), Maine (Peoples Heritage Bank), Massachusetts (Banknorth Massachusetts), New Hampshire (Bank of New Hampshire), New York (Evergreen Bank) and Vermont (Banknorth Vermont). The Company also operates subsidiaries and divisions in insurance, investment planning, trust and investments services, leasing, merchant services, mortgage banking, government banking and other financial services.

Note: This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as the amortization of intangible assets in the case of “cash basis” performance measures. These non-GAAP measures also may exclude other significant gains or losses that are unusual in nature. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

This news release may contain certain forward-looking statements with respect to the financial condition, results of operations and business of Banknorth. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited, to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting Banknorth’s operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or cost savings at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access Banknorth’s periodic reports filed with the Securities and Exchange Commission for financial and business information regarding Banknorth, including information which could affect Banknorth’s forward-looking statements.

Banknorth Group, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS (Unaudited)
	March 31,	March 31,	%	December 31,	%

(In thousands)	2003	2002	Change	2002	Change

Cash and due from banks	$604,779	$479,151	26%	$690,250	-12%
Federal funds sold and other short-term investments	2,838	20,061	-86%	79,753	-96%
Securities available for sale	7,674,151	5,979,155	28%	6,731,467	14%
Securities held to maturity	193,181	310,724	-38%	216,409	-11%

Loans and leases held for sale	87,396	62,471	40%	128,622	-32%
Loans and leases:
Residential real estate mortgages	3,028,851	2,561,552	18%	2,382,197	27%
Commercial real estate mortgages	5,016,865	4,134,095	21%	4,792,049	5%
Commercial business loans and leases	3,080,034	2,502,967	23%	2,968,474	4%
Consumer loans and leases	4,453,423	3,569,126	25%	3,913,288	14%

Total loans and leases	15,579,173	12,767,740	22%	14,056,008	11%
Less: Allowance for loan and lease losses	226,677	190,890	19%	208,273	9%

Loans and leases, net	15,352,496	12,576,850	22%	13,847,735	11%

Premises and equipment	278,316	238,691	17%	271,677	2%
Goodwill	1,095,476	444,487	146%	660,684	66%
Identifiable intangible assets	41,292	18,801	120%	34,474	20%
Mortgage servicing rights	3,620	8,503	-57%	3,598	1%
Bank owned life insurance	470,645	364,779	29%	380,405	24%
Other assets	451,101	353,216	28%	373,867	21%

	$26,255,291	$20,856,889	26%	$23,418,941	12%

Liabilities & Shareholders’ Equity

Deposits:
Regular savings	$2,439,896	$1,705,517	43%	$1,940,195	26%
Retail money market and NOW accounts	6,632,023	5,170,005	28%	6,091,429	9%
Retail certificates of deposit	5,381,509	4,726,465	14%	4,658,778	16%
Brokered deposits	—	60,596	-100%	—	NM
Noninterest bearing deposits	3,093,152	2,468,844	25%	2,974,199	4%

Total deposits	17,546,580	14,131,427	24%	15,664,601	12%

Borrowings from the Federal Home Loan Bank	2,453,698	2,529,520	-3%	2,482,582	-1%
Federal funds purchased and securities sold under repurchase agreements	3,016,512	1,576,127	91%	2,446,515	23%
Subordinated debt	201,880	200,000	1%	200,000	1%
Other borrowings	26,619	8,739	205%	8,428	216%
Company obligated, mandatorily redeemable securities of subsidiary trusts holding solely parent junior subordinated debentures	295,056	293,756	0%	295,056	0%
Other liabilities	216,752	419,283	-48%	258,719	-16%

Total liabilities	23,757,097	19,158,852	24%	21,355,901	11%

Shareholders’ equity	2,498,194	1,698,037	47%	2,063,485	21%

	$26,255,291	$20,856,889	26%	$23,418,941	12%

Banknorth Group, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)

(In thousands, except per share data)	Three Months Ended March 31,		%

	2003	2002	Change

Interest and dividend income	$309,327	$306,006	1%
Interest expense	103,190	109,520	-6%

Net interest income	206,137	196,486	5%
Provision for loan and lease losses	10,901	11,828	-8%

Net interest income after provision for loan and lease losses	195,236	184,658	6%

Noninterest income:
Deposit services	22,526	18,960	19%
Insurance brokerage commissions	12,357	10,155	22%
Merchant and electronic banking income, net	9,118	7,749	18%
Trust and investment management services	7,351	8,277	-11%
Bank owned life insurance	5,342	4,376	22%
Investment planning services	3,256	2,718	20%
Net gains on sales of securities	2,782	19	NM
Other noninterest income	15,506	9,322	66%

	78,238	61,576	27%

Noninterest expense:
Salaries and employee benefits	80,693	75,298	7%
Occupancy and equipment expense	26,159	22,228	18%
Data processing	10,178	10,582	-4%
Advertising and marketing	5,060	3,978	27%
Amortization of identifiable intangible assets	1,997	1,584	26%
Special charges (1)	4,450	8,204	-46%
Other noninterest expense	21,371	21,023	2%

	149,908	142,897	5%

Income before income tax expense	123,566	103,337	20%
Income tax expense	42,173	34,859	21%

Net Income	$81,393	$68,478	19%

Weighted average shares outstanding:
Basic	157,667	149,347	6%
Diluted	159,328	151,116	5%
Earnings per share:
Basic	$0.52	$0.46	13%
Diluted	0.51	0.45	13%

(1)	Special charges consist of merger charges, certain asset write-downs, charter consolidation costs and branch closing costs which on a net of tax basis amounted to $2.9 million for the three months ended March 31, 2003 and $5.3 million for the three months ended March 31, 2002 or $.02 and $.04 per diluted share, respectively.

NM - calculated % change is not meaningful

Banknorth Group, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (Unaudited)

(In thousands, except per share data)
	Three Months Ended March 31,		%

	2003	2002	Change

Net interest income	$206,137	$196,486	5%
Net income	$81,393	$68,478	19%
Shares outstanding (end of period)	163,881	146,916	12%
Weighted average shares outstanding:
Basic	157,667	149,347	6%
Diluted	159,328	151,116	5%

Earnings per share:
Basic	$0.52	$0.46	13%
Diluted	$0.51	$0.45	13%

Shareholders’ equity, (end of period)	$2,498,194	$1,698,037	47%
Book value per share, (end of period)	$15.24	$11.56	32%
Tangible book value per share, (end of period)	$8.31	$8.40	-1%
			Nominal
RATIOS & OTHER INFORMATION:			Inc/(Dec)

Net interest margin (net interest income as a % of average earning assets) (1)	3.66%	4.23%	-0.57%
Net interest spread (yield on earning assets minus yield on interest-bearing liabilities) (1)	3.37%	3.83%	-0.46%

Return on average assets	1.32%	1.36%	-0.04%
Return on average equity	14.26%	15.73%	-1.47%

Noninterest income as a percent of total income (2)	26.80%	23.86%	2.94%

At period end:
Tier 1 leverage capital ratio	6.54%	7.63%	-1.09%
Tangible equity/tangible assets	5.42%	6.05%	-0.63%
Total risk based capital ratio	11.21%	13.18%	-1.97%

Non-performing loans	$78,837	$71,165	11%
Total non-performing assets	$82,654	$76,782	8%
Non-performing loans as a % of total loans	0.51%	0.56%	-0.05%
Non-performing assets as a % of total assets	0.31%	0.37%	-0.06%

Full service banking offices	360	307

EARNINGS AND RATIOS EXCLUDING SPECIAL ITEMS (Non GAAP Financial Information):

Non-interest expense (3)	$145,457	$134,693	8%

Return on average assets (4)	1.36%	1.46%	-0.10%
Cash return on average assets (4) (5)	1.45%	1.53%	-0.08%

Return on average equity (4)	14.77%	16.95%	-2.18%
Cash return on average equity (4) (5)	24.95%	23.49%	1.46%

Efficiency ratio (6)	51.66%	52.20%	-0.54%
Cash efficiency ratio (7)	50.95%	51.58%	-0.63%

(1)	Adjusted to fully taxable equivalent basis.
(2)	Excludes securities gains/(losses).
(3)	Excludes pre-tax special charges.
(4)	Excludes special charges, net of related tax benefits.
(5)	Cash ratios reflect an adjustment to add back the amortization of intangible assets, net of related tax benefits.
(6)	Excludes securities gains and special charges.
(7)	Excludes securities gains, special charges, and amortization of intangible assets.

Banknorth Group, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCE SHEETS (Unaudited)

	Three Months Ended March 31,

	2003		2002

	Average	Yield/	Average	Yield/
(Dollars in Thousands)	Balance	Rate	Balance	Rate

Assets

Loans and leases (1)
Residential real estate mortgages	$2,792,615	5.97%	$2,675,415	7.07%
Commercial real estate mortgages	4,913,188	6.42%	4,101,873	7.19%
Commercial loans and leases	3,006,370	5.32%	2,464,378	6.36%
Consumer loans and leases	4,186,917	6.02%	3,539,213	7.33%

	14,899,090	6.00%	12,780,879	7.04%
Securities	7,879,925	4.54%	5,943,057	5.68%
Federal funds sold and other short-term investments	4,535	2.21%	72,107	2.33%

Total earning assets	22,783,550	5.50%	18,796,043	6.59%

Noninterest-earning assets	2,283,927		1,671,783

Total assets	$25,067,477		$20,467,826

Liabilities & Shareholders’ Equity

Interest-bearing deposits:
Regular savings	$2,173,771	0.57%	$1,646,822	0.98%
Retail money market and NOW accounts	6,217,880	1.02%	5,099,310	1.50%
Retail certificates of deposit	5,012,351	2.64%	4,762,399	3.55%
Brokered deposits	—	0.00%	63,594	1.84%

Total interest-bearing deposits	13,404,002	1.55%	11,572,125	2.27%
Borrowed funds	6,272,657	3.34%	4,511,945	4.01%

Total interest-bearing liabilities	19,676,659	2.13%	16,084,070	2.76%
Noninterest bearing deposits	2,905,737		2,446,539
Other liabilities	170,732		171,449
Shareholders’ equity	2,314,349		1,765,768

Total liabilities and shareholders’ equity	$25,067,477		$20,467,826

Net earning assets	$3,106,891		$2,711,973

Net interest income (fully taxable equivalent)	$207,399		$197,793
Less: fully taxable equivalent adjustments	(1,262)		(1,307)

Net interest income	$206,137		$196,486

Net interest rate spread (fully taxable equivalent)		3.37%		3.83%
Net interest margin (fully taxable equivalent)		3.66%		4.23%

(1)	Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

Banknorth Group, Inc. and Subsidiaries

Asset Quality (unaudited)
(Dollars in thousands)
	3/31/2003	12/31/2002	9/30/2002	6/30/2002	3/31/2002

Non-performing Assets:

Residential real estate mortgages	$9,828	$5,719	$6,733	$7,075	$7,689
Commercial real estate mortgages	22,990	17,649	16,762	20,254	20,812
Commercial business loans and leases	38,562	32,693	33,014	33,573	34,481
Consumer loans and leases	7,457	9,194	8,364	6,008	8,183

Total non-performing loans	78,837	65,255	64,873	66,910	71,165

Other non-performing assets (net)	3,817	3,636	3,899	5,280	5,617

Total non-performing assets	$82,654	$68,891	$68,772	$72,190	$76,782

Allowance for loan and lease losses	$226,677	$208,273	$201,689	$193,444	$190,890

Net loan charge-offs:

Real estate mortgages	$33	($274)	($9)	$180	($157)
Commercial real estate mortgages	(272)	389	(70)	246	608

Total real estate	(239)	115	(79)	426	451
Commercial business loans and leases	2,573	2,432	5,596	3,182	4,274
Consumer loans and leases	6,509	6,670	4,889	4,666	6,050

Total net charge-offs	$8,843	$9,217	$10,406	$8,274	$10,775

Ratios:

Allowance for loan and lease losses to total loans and leases	1.46%	1.48%	1.47%	1.48%	1.50%
Allowance for loan and lease losses to non-performing loans	287.53%	319.17%	310.90%	289.11%	268.24%
Non-performing loans to total loans and leases	0.51%	0.46%	0.47%	0.51%	0.56%
Non-performing assets to total assets	0.31%	0.29%	0.31%	0.34%	0.37%
Net charge-offs to average loans — QTD (1)	0.24%	0.27%	0.31%	0.26%	0.34%
Net charge-offs to average loans — YTD (1)	0.24%	0.29%	0.30%	0.30%	0.34%

(1)	Annualized

Banknorth Group, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)

(In thousands, except per share data)	Three Months Ended

	3/31/2003	12/31/2002	9/30/2002	6/30/2002	3/31/2002

Interest and dividend income	$309,327	$306,569	$313,156	$309,387	$306,006
Interest expense	103,190	107,006	112,160	109,914	109,520

Net interest income	206,137	199,563	200,996	199,473	196,486
Provision for loan and lease losses	10,901	10,829	10,829	10,828	11,828

Net interest income after provision for loan and lease losses	195,236	188,734	190,167	188,645	184,658

Noninterest income:
Deposit services	22,526	22,427	20,816	19,936	18,960
Insurance brokerage commissions	12,357	12,554	11,670	10,060	10,155
Merchant and electronic banking income, net	9,118	10,476	10,195	9,660	7,749
Trust and investment management services	7,351	7,866	7,791	8,519	8,277
Bank owned life insurance	5,342	5,525	5,107	4,994	4,376
Investment planning services	3,256	3,120	2,770	2,964	2,718
Net gains on sales of securities	2,782	6,705	208	350	19
Other noninterest income	15,506	15,768	6,948	6,503	9,322

	78,238	84,441	65,505	62,986	61,576

Noninterest expense:
Salaries and employee benefits	80,693	80,622	79,718	75,747	75,298
Occupancy and equipment expense	26,159	25,733	22,701	22,693	22,228
Data processing	10,178	10,514	9,763	9,843	10,582
Advertising and marketing	5,060	4,723	4,302	4,237	3,978
Amortization of goodwill	—	—	—	—	—
Amortization of identifiable intangible assets	1,997	2,070	1,684	1,154	1,584
Special charges (1)	4,450	3,258	2,168	1,061	8,204
Write-off of branch automation project (2)	—	6,170	—	—	-
Other noninterest expense	21,371	25,036	21,241	22,056	21,023

	149,908	158,126	141,577	136,791	142,897

Income before income tax expense	123,566	115,049	114,095	114,840	103,337
Income tax expense	42,173	37,911	37,233	38,680	34,859

Net Income	$81,393	$77,138	$76,862	$76,160	$68,478

Weighted average shares outstanding:
Basic	157,667	148,226	148,099	147,233	149,347
Diluted	159,328	149,389	149,662	149,064	151,116
Earnings per share:
Basic	$0.52	$0.52	$0.52	$0.52	$0.46
Diluted	$0.51	$0.52	$0.51	$0.51	$0.45

(1)	Special charges consist of merger charges, certain asset write-downs, charter consolidation costs and branch closing costs which on a net of tax basis amounted to $2.9 million for the three months ended March 31, 2003, $2.1 million for the three months ended December 31, 2002, $1.4 million for the three months ended September 30, 2002, $0.7 million for the three months ended June 30, 2002, and $5.3 million for the three months ended March 31, 2002, or $.02, $.01, $.01, $.01 and $.04 per diluted share, respectively.
(2)	Represents previously capitalized costs written off in connection with the abandonment of a project to upgrade all teller stations and CSR desktops.

NM - calculated % change is not meaningful

Banknorth Group, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (Unaudited)

(In thousands, except per share data)	Three Months Ended

	3/31/2003	12/31/2002	9/30/2002	6/30/2002	3/31/2002

Net interest income	$206,137	$199,563	$200,996	$199,473	$196,486
Net income	$81,393	$77,138	$76,862	$76,160	$68,478
Shares outstanding (end of period)	163,881	150,579	147,937	147,095	146,916
Weighted average shares outstanding:
Basic	157,667	148,226	148,099	147,233	149,347
Diluted	159,328	149,389	149,662	149,064	151,116

Earnings per share:
Basic	$0.52	$0.52	$0.52	$0.52	$0.46
Diluted	$0.51	$0.52	$0.51	$0.51	$0.45

Shareholders’ equity, (end of period)	$2,498,194	$2,063,485	$1,924,159	$1,817,736	$1,698,037
Book value per share, (end of period)	$15.24	$13.70	$13.01	$12.36	$11.56
Tangible book value per share, (end of period)	$8.31	$9.09	$8.94	$9.22	$8.40

RATIOS & OTHER INFORMATION:
Net interest margin (net interest income as a % of average earning assets) (1)	3.66%	3.86%	4.03%	4.18%	4.23%
Net interest spread (yield on earning assets minus yield on interest-bearing liabilities) (1)	3.37%	3.50%	3.64%	3.80%	3.83%

Return on average assets	1.32%	1.35%	1.40%	1.46%	1.36%
Return on average equity	14.26%	15.75%	16.25%	17.45%	15.73%

Noninterest income as a percent of total income (2)	26.80%	28.03%	24.52%	23.90%	23.86%

At period end:
Tier 1 leverage capital ratio	6.54%	7.13%	7.21%	7.75%	7.63%
Tangible equity/tangible assets	5.42%	6.02%	6.03%	6.52%	6.05%
Total risk based capital ratio	11.21%	12.15%	12.33%	13.32%	13.18%

Non-performing loans	$78,837	$65,255	$64,873	$66,910	$71,165
Total non-performing assets	$82,654	$68,891	$68,772	$72,190	$76,782
Non-performing loans as a % of total loans	0.51%	0.46%	0.47%	0.51%	0.56%
Non-performing assets as a % of total assets	0.31%	0.29%	0.31%	0.34%	0.37%

Full service banking offices	360	326	321	306	307

EARNINGS AND RATIOS EXCLUDING SPECIAL ITEMS (Non GAAP Financial Information):

Non-interest expense (3)	$145,457	$154,868	$139,409	$135,730	$134,693

Return on average assets (4)	1.36%	1.39%	1.42%	1.48%	1.46%
Cash return on average assets (4) (5)	1.45%	1.46%	1.49%	1.53%	1.53%

Return on average equity (4)	14.77%	16.18%	16.55%	17.60%	16.95%
Cash return on average equity (4) (5)	24.95%	24.03%	23.40%	24.21%	23.49%

Efficiency ratio (6)	51.66%	55.85%	52.35%	51.78%	52.20%
Cash efficiency ratio (7)	50.95%	55.10%	51.72%	51.34%	51.58%

(1)	Adjusted to fully taxable equivalent basis.
(2)	Excludes securities gains/(losses).
(3)	Excludes pre-tax special charges.
(4)	Excludes special charges, net of related tax benefits.
(5)	Cash ratios reflect an adjustment to add back the amortization of intangible assets, net of related tax benefits.
(6)	Excludes securities gains and special charges.
(7)	Excludes securities gains, special charges, and amortization of intangible assets.

Banknorth Group, Inc. and Subsidiaries
Reconciliation Table - Non GAAP Financial Information (Unaudited)

(In thousands, except per share data)	Three Months Ended

	3/31/2003	12/31/2002	9/30/2002	6/30/2002	3/31/2002

Net income (including special items)	$81,393	$77,138	$76,862	$76,160	$68,478
Add back special items, net of tax
Merger related	2,927	2,125	1,270	311	3,782
Charter consolidation	—	—	111	710	1,517
Branch closings	(28)	—	29	(331)	43

Net income excluding special items	$84,292	$79,263	$78,272	$76,850	$73,820

Amortization of intangibles, net of tax	1,936	1,982	1,618	1,089	1,518

Cash basis operating earnings	$86,228	$81,245	$79,890	$77,939	$75,338

Basic earnings per share	$0.52	$0.52	$0.52	$0.52	$0.46
Effects of special items, net of tax	0.01	0.01	0.01	—	0.03

Operating basic earnings per share	0.53	0.53	0.53	0.52	0.49
Effects of amortization of intangibles, net of tax	0.02	0.02	0.01	0.01	0.01

Cash basis operating basic earnings per share	$0.55	$0.55	$0.54	$0.53	$0.50

Diluted earnings per share	$0.51	$0.52	$0.51	$0.51	$0.45
Effects of special items, net of tax	0.02	0.01	0.01	0.01	0.04

Operating diluted earnings per share	0.53	0.53	0.52	0.52	0.49
Effects of amortization of intangibles, net of tax	0.01	0.01	0.01	—	0.01

Cash basis operating diluted earnings per share	$0.54	$0.54	$0.53	$0.52	$0.50

Return on average assets	1.32%	1.35%	1.40%	1.46%	1.36%
Effects of special items, net of tax	0.04%	0.04%	0.02%	0.02%	0.10%

Operating return on average assets	1.36%	1.39%	1.42%	1.48%	1.46%
Effects of amortization of intangibles, net of tax	0.09%	0.07%	0.07%	0.05%	0.07%

Cash basis operating return on average assets	1.45%	1.46%	1.49%	1.53%	1.53%

Return on average equity	14.26%	15.75%	16.25%	17.45%	15.73%
Effects of special items, net of tax	0.51%	0.43%	0.30%	0.15%	1.22%

Operating return on average equity	14.77%	16.18%	16.55%	17.60%	16.95%
Effects of amortization of intangibles, net of tax	10.18%	7.85%	6.85%	6.61%	6.54%

Cash basis operating return on average equity	24.95%	24.03%	23.40%	24.21%	23.49%

Efficiency ratio	52.71%	55.68%	53.12%	52.12%	55.37%
Effects of securities gains	0.53%	1.34%	0.05%	0.07%	0.01%
Effects of special items	-1.58%	-1.17%	-0.82%	-0.41%	-3.18%

Operating efficiency ratio	51.66%	55.85%	52.35%	51.78%	52.20%
Effects of amortization of intangibles	-0.71%	-0.75%	-0.63%	-0.44%	-0.62%

Cash basis operating efficiency ratio	50.95%	55.10%	51.72%	51.34%	51.58%